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                                                                    EXHIBIT 10.3

                                                                       EXECUTION


      EXTENSION OF AMENDMENT NO. 6 & LIMITED WAIVER TO THE CREDIT AGREEMENT

                                October 27, 2000



                  Reference is made to (i) that certain Credit Agreement dated as of June 30, 1999, among Telespectrum Worldwide, Inc., a Delaware corporation (the "BORROWER"), the financial institutions parties thereto (the "LENDERS"), BNP Paribas, as collateral agent (the "AGENT"), and Bank of America, N.A., as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT") (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), and (ii) that certain Amendment No. 6 & Limited Waiver to the Credit Agreement dated as of October 13, 2000, among the Borrower, the Lenders, the Agent and the Administrative Agent ("AMENDMENT NO. 6 & LIMITED WAIVER"). Capitalized terms not otherwise defined in this Extension of Amendment No. 6 & Limited Waiver to the Credit Agreement (this "EXTENSION") shall have the same meanings as specified in the Credit Agreement.

                  At the request of the Borrower, the undersigned Lenders hereby agree that any and all references to "October 27, 2000" contained in Amendment No. 6 & Limited Waiver are replaced with, and any and all waivers set forth therein are hereby extended to, November 3, 2000; provided however that prior to or on November 3, 2000, the Borrower shall have delivered to the Agent, the Administrative Agent and the Lenders a written proposal acceptable to the Agent, the Administrative Agent and the Lenders and approved and ratified by the board of directors of the Borrower which specifically describes the restructuring terms upon which the Agent, the Administrative Agent and the Lenders would be willing to continue their negotiations with the Borrower; provided further however that the Revolving Credit Commitment of each Revolving Credit Lender is hereby terminated. Except as expressly set forth in the preceding sentence, the terms, provisions and conditions of Amendment No. 6 & Limited Waiver, the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

                  [Remainder of Page Intentionally Left Blank]
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                 This Extension may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered to the Agent shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.



                                         TELESPCTRUM WORLDWIDE, INC.


                                         By:____________________________________
                                            Name:
                                            Title:

  AGENTS AND LENDERS:
                                         BNP PARIBAS,
                                         individually and as Agent


                                         By:____________________________________
                                            Name:
                                            Title:

                                         BANK OF AMERICA, N.A., individually
                                         and as Administrative Agent


                                         By:____________________________________
                                            Name:
                                            Title:

                                         FLEET NATIONAL BANK (f/k/a
                                         BankBoston, N.A.).


                                         By:____________________________________
                                            Name:
                                            Title:

                                         IBJ WHITEHALL BANK & TRUST
                                         COMPANY


                                         By:____________________________________
                                            Name:
                                            Title:


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                                         VAN KAMPEN PRIME RATE
                                         INCOME TRUST


                                         By:____________________________________
                                            Name:
                                            Title:

                                         VAN KAMPEN SENIOR FLOATING RATE FUND


                                         By:____________________________________
                                            Name:
                                            Title:

                                         VAN KAMPEN SENIOR INCOME TRUST


                                         By:____________________________________
                                            Name:
                                            Title:

                                         WELLS FARGO BANK, N.A.


                                         By:____________________________________
                                            Name:
                                            Title:

                                         FIRST SOURCE FINANCIAL, LLP
                                         By First Source Financial, Inc.,
                                         its agent/manager


                                         By:____________________________________
                                            Name:
                                            Title:

                                         KZH ING-1 LLC


                                         By:____________________________________
                                            Name:
                                            Title:


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                                         KZH ING-2 LLC


                                         By:____________________________________
                                            Name:
                                            Title:

                                         KZH ING-3 LLC


                                         By:____________________________________
                                            Name:
                                            Title:

                                         ARCHIMEDES FUNDING, L.L.C.
                                         By:  ING Capital Advisors LLC,
                                         as Collateral Manager


                                         By:____________________________________
                                            Name:
                                            Title:

                                         ARCHIMEDES FUNDING II, LTD.
                                         By:  ING Capital Advisors LLC,
                                         as Collateral Manager


                                         By:____________________________________
                                            Name:
                                            Title:

                                         FIRST DOMINION FUNDING III


                                         By:____________________________________
                                            Name:
                                            Title:


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  GUARANTORS:
                                         TLSP TRADEMARKS, INC.


                                         By:____________________________________
                                            Name:
                                            Title:

                                         TELESPECTRUM GOVERNMENT SERVICES, INC.


                                         By:____________________________________
                                            Name:
                                            Title:

                                         CRW FINANCIAL INC.


                                         By:____________________________________
                                            Name:
                                            Title:

                                         TELESPECTRUM WORLDWIDE (CANADA) INC.


                                         By:____________________________________
                                            Name:
                                            Title:


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